                               2,470,000 SHARES(1)

                          VOICE CONTROL SYSTEMS, INC.

                                  COMMON STOCK

                             UNDERWRITING AGREEMENT

                                                               ________ __, 1996



FIRST ALBANY CORPORATION
FIRST ANALYSIS SECURITIES CORPORATION
  As Representatives of the several
  Underwriters named in Schedule II hereto
c/o First Albany Corporation
41 State Street
Albany, New York 12207

Gentlemen:

         Voice Control Systems, Inc., a Delaware corporation (the "Company"), and the stockholders of the Company listed in Schedule I hereto (the "Selling Stockholders") severally propose to sell to the several Underwriters named in
Schedule II hereto (the "Underwriters"), an aggregate of 1,451,650 shares (the "Firm Shares") of Common Stock, $0.01 par value (the "Common Stock"), of the Company and options exercisable for 914,231 shares of Common Stock at an exercise price of $.6125 per share, and options exercisable for 104,119 shares of Common Stock at an exercise price of $______ per share (such options, the "Options", and such shares, the "Option Shares"), in the respective amounts set forth opposite their respective names in Schedule I . The Firm Shares consist of 1,251,533 authorized but unissued shares of Common Stock to be issued and sold by the Company and 200,117 outstanding shares of Common Stock to be sold by the Selling Stockholders. The Options are being sold by two Selling Stockholders. In addition, the Company has granted to the several Underwriters an option to purchase up to 220,500 additional shares of Common Stock, and Dialogic Investment Corporation, a Selling Stockholder, has granted to the several Underwriters an option to purchase up to 150,000 additional shares of Common Stock, on the terms and for the purposes set forth in Section 3 hereof (such 370,500 shares being referred to hereinafter as the "Over-allotment Shares"). The Firm Shares, the Option Shares and the Over-allotment Shares are herein collectively called the "Shares." References to the "Company" herein, unless the context requires otherwise, refer to the Company and its subsidiaries, if any, as a consolidated operation. Each of the Company (with respect to all of the Selling Stockholders) and each of the Selling Stockholders, severally and not jointly with respect to itself only, acknowledge and agree that the respective number of Firm and Over-allotment Shares and the respective number of Option Shares that are represented by Options set forth opposite the Selling Stockholder's name in Schedule I hereto give the appropriate and correct effect to any adjustments required by any agreement, contract, document or instrument pursuant to which such Shares and Options were issued or otherwise granted.

         The Company and the Selling Stockholders hereby confirm their agreement with respect to the sale of the Shares and the Options, as the case may be, to the several Underwriters, for whom you are acting as Representatives (the "Representatives").


____________________

(1) Plus an option to purchase up to 370,500 additional shares to cover over-allotments.

         1. Registration Statement. A registration statement on Form SB-2 (File No. 33-64835) with respect to the Shares, including a prospectus subject to completion, has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations ("Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder and has been filed with the Commission; such amendments to such registration statement, such amended prospectuses subject to completion and such abbreviated registration statements pursuant to Rule 462(b) of the Rules and Regulations as may have been required prior to the date hereof have been similarly prepared and filed with the Commission; and the Company agrees to file such additional amendments to the registration statement, such amended prospectuses subject to completion and such abbreviated registration statements as may hereafter be required. Copies of such registration statement and amendments, of each related prospectus subject to completion sent or given to any person prior to the effective date of such registration statement, including all documents incorporated by reference therein, and of any abbreviated registration statement filed pursuant to Rule 462(b) have been delivered to you. The Company represents and warrants that the Company and the transactions contemplated by this Agreement meet the requirements for using Form SB-2 under the Act.

                 If the registration statement relating to the Shares has been declared effective under the Act by the Commission, the Company agrees that it will, pursuant to Rule 424(b) of the Rules and Regulations or by means of a post-effective amendment to the registration statement that includes a final form of prospectus, prepare and promptly file with the Commission the information omitted from the registration statement pursuant to Rule 430A(a) of the Rules and Regulations or, if the Representatives, on behalf of the several Underwriters, shall have agreed to the utilization of a term sheet pursuant to and satisfying the requirements of Rule 434 of the Rules and Regulations ("Term Sheet"), the information required to be included in such Term Sheet. If the registration statement relating to the Shares has not been declared effective under the Act by the Commission, the Company agrees that it will prepare and promptly file an amendment to the registration statement, including a final form of prospectus, or, if the Representatives, on behalf of the several Underwriters, shall have agreed to the utilization of a Term Sheet, including the information required to be included in such Term Sheet. The Company will file any such Term Sheet with the Commission in a timely manner pursuant to Rule 424(b). The term "Registration Statement" as used herein shall mean such registration statement, including financial statements, schedules and exhibits, in the form in which it became or becomes, as the case may be, effective (including, if the Company omitted information from the registration statement pursuant to Rule 430A(a) or if the Company utilizes a Term Sheet, the information deemed to be a part of the registration statement at the time it became effective pursuant to Rule 430A(b) or Rule 434(d)) and, in the event of any amendment thereto or the filing of any abbreviated registration statement pursuant to Rule 462(b) relating thereto after the effective date of such registration statement, shall also mean (from and after the effectiveness of such amendment or the filing of such abbreviated registration statement) such registration statement as so amended, together with any such abbreviated registration statement. The term "Prospectus" as used herein shall mean the prospectus relating to the Shares included in the Registration Statement at the time it became or becomes, as the case may be, effective (including, if the Company omitted information from the Registration Statement pursuant to Rule 430A(a), the information deemed to be a part of the Registration Statement at the time it became effective pursuant to Rule 430A(b)); provided, however, that if in reliance on Rule 434 and with the consent of First Albany Corporation, on behalf of the several Underwriters, the Company shall have provided to the Underwriters for use in connection with the offering of the Shares a Term Sheet, the term "Prospectus" shall mean the "prospectus subject to completion" (as defined in Rule 434(g)) last provided to the Underwriters by the Company and circulated by the Underwriters to all prospective purchasers of the Shares, together with such Term Sheet (including the information deemed to be a part of the Registration Statement at the time it became effective pursuant to Rule 434(d)). Notwithstanding the foregoing, if any revised prospectus shall be provided to the Underwriters by the Company for use in connection with the offering of the Shares that differs from the prospectus referred to in the immediately preceding sentence (whether or not such revised prospectus is required to be filed with the Commission pursuant to Rule 424(b)), the term "Prospectus" shall refer to such revised prospectus from and after the time it is first provided to the

Underwriters for such use. If in reliance on Rule 434 and with the consent of First Albany Corporation, on behalf of the several Underwriters, the Company shall have provided to the Underwriters for use in connection with the offering of the Shares a Term Sheet, the Company agrees that the Prospectus and the Term Sheet, taken together, will not be materially different from the prospectus in the Registration Statement. The term "Preliminary Prospectus" as used herein means (i) any prospectus subject to completion included in the Registration Statement prior to the time it became or becomes, as the case may be, effective under the Act, except that if any prospectus subject to completion filed by the Company with the Commission pursuant to Rule 424(a) or any other prospectus subject to completion provided to the Underwriters by the Company for use in connection with the offering of the Shares (whether or not required to be filed by the Company with the Commission pursuant to Rule 424(a)) differs from the prospectus subject to completion included in the Registration Statement prior to the time it became or becomes, as the case may be, effective under the Act, the term "Preliminary Prospectus" shall refer to such differing prospectus subject to completion from and after the time such prospectus subject to completion is filed with the Commission or transmitted to the Commission for filing pursuant to Rule 424(a) or from and after the time it is first provided to the Underwriters by the Company for such use, and (ii) any prospectus subject to completion as described in Rule 430A or Rule 434(g). Any reference to the Registration Statement, the Prospectus or the Preliminary Prospectus shall be deemed to refer to and include any documents incorporated by reference therein, as of the date of the Registration Statement, the Prospectus or any Preliminary Prospectus, as the case may be, and any reference to any amendment or supplement to the Registration Statement, the Prospectus or any Preliminary Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), which, upon filing, are incorporated by reference therein. As used herein, the term "Incorporated Documents" means the documents which at the time are incorporated by reference in the Registration Statement, the Prospectus or any Preliminary Prospectus or any amendment or supplement thereto.

         2. Representations and Warranties of the Company and the Selling Stockholders.

                 (a) The Company represents and warrants to, and agrees with, the several Underwriters as follows:

                          (i)  No order preventing or suspending the use of any
Preliminary Prospectus has been issued by the Commission and each Preliminary Prospectus, at the time of filing thereof (or, if not filed, at the time it is first provided to the Underwriters by the Company for use in connection with the offering of the Shares), did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing shall not apply to statements in or omissions from any Preliminary Prospectus in reliance upon, and in conformity with, written information furnished to the Company by you, or by any Underwriter through you, specifically for use in the preparation thereof.

                          (ii)  As of the time the Registration Statement (and
any post-effective amendment thereto) is or was declared effective by the Commission, upon the filing or first delivery to the Underwriters of the Prospectus (or any supplement to the Prospectus) and at the First Closing Date and Second Closing Date (as hereinafter defined), (A) the Registration Statement and Prospectus (in each case, as amended and/or supplemented, if applicable) will conform or conformed in all material respects to the requirements of the Act and the Rules and Regulations, (B) the Registration Statement (as so amended) will not or did not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) the Prospectus (as so supplemented) will not or did not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they are or were made, not misleading; except that the foregoing shall not apply to statements in or omissions from any such document in reliance upon, and in conformity with, written information furnished to the Company by you, or by any Underwriter through you, specifically for use in the preparation thereof. If the Registration Statement has been declared effective by the Commission, no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceeding for that purpose has been initiated or, to the Company's knowledge, threatened by the Commission. The Incorporated Documents heretofore filed, when they were filed (or, if any amendment with respect to any such document was filed, when such amendment was filed), conformed in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder; any further Incorporated Documents so filed will, when they are filed, conform in all material respects with the Exchange Act and the rules and regulations thereunder; no such document when it was filed (or, if an amendment with respect to any such document was filed, when such amendment was filed), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and no such further amendment will contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                          (iii)  The consolidated financial statements of the
Company, together with the notes thereto, set forth in the Registration Statement and Prospectus comply in all material respects with the requirements of the Act and fairly present the financial condition of the Company as of the dates indicated and the results of operations and changes in stockholders' equity and cash flows for the periods therein specified in conformity with generally accepted accounting principles as in effect in the United States consistently applied throughout the periods involved (except as otherwise stated therein); and the supporting schedules, if any, included in the Registration Statement present fairly the information required to be stated therein. No other financial statements or schedules are required to be included in the Registration Statement or Prospectus. BDO Seidman, LLP, who have expressed their opinion with respect to the financial statements and schedules filed as a part of the Registration Statement and included in the Registration Statement and Prospectus, are independent public accountants as required by the Act and the Rules and Regulations. The summary financial and statistical data included in the Registration Statement fairly present the information shown therein and have been compiled on a basis consistent with the financial statements presented in the Registration Statement.

                          (iv)  The Company has been duly organized and is
validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation. The Company has full corporate power and authority to own, lease and operate its properties and conduct its business as currently being carried on and as described in the Registration Statement and Prospectus, and is duly qualified to do business as a foreign corporation in good standing in each domestic and foreign jurisdiction in which (i) it owns or leases real property or in which the conduct of its business otherwise makes such qualification necessary and (ii) in which the failure to so qualify could have a material adverse effect upon the business, condition (financial or otherwise), operations or properties of the Company taken as a whole.

                          (v)  Except as expressly contemplated in the
Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, the Company has not incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, or declared or paid any dividends or made any distribution of any kind with respect to its capital stock; and there has not been any change in the capital stock (other than a change in the number of outstanding shares of Common Stock due to the issuance of shares upon the exercise of options or warrants or the conversion of convertible promissory notes outstanding as of the date the Registration Statement was filed), or any material change in the short-term or long-term debt, or any issuance of (or amendment to or change in the terms of) options, warrants, convertible securities or other rights to purchase the capital stock, of the Company, or any material adverse change, or any development likely to involve a prospective material adverse change, in the general affairs, condition (financial or otherwise), business, key personnel, property, prospects, net worth or results of operations of the Company.

                          (vi)  Except as set forth in the Prospectus, there is
not pending or, to the knowledge of the Company, threatened or contemplated, any action, suit or proceeding to which the Company or, to the best knowledge of the Company after due inquiry, any of its or their officers or directors, is a party before or by any domestic or foreign court or governmental agency, authority or body, or any arbitrator, which might result in any material adverse change in the condition (financial or otherwise), business, property, prospects, net worth, or results of operations of the Company, or which might prevent the consummation of the transactions contemplated hereby.

                          (vii)  There are no contracts or documents of the
Company that are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations that have not been accurately described in all material respects or so filed.

                          (viii)  This Agreement has been duly authorized,
executed and delivered by the Company, and constitutes a valid, legal and binding obligation of the Company, and is enforceable against the Company in accordance with its terms except as rights to indemnification and contribution hereunder may be limited by applicable law and except as the enforcement hereto may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally.
The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the material terms and provisions of, or constitute a default under, any statute, any material agreement or instrument to which the Company is a party or by which it is bound or to which any of its property is subject, the Company's Certificate of Incorporation or by-laws, or any order, rule, regulation or decree of any court or governmental agency or body having jurisdiction over the Company or any of its properties; no consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the execution, delivery and performance of this Agreement or for the consummation of the transactions contemplated hereby, including the issuance or sale of the Shares by the Company, except such as may be required under any blue sky or state securities laws or regulations applicable to the public offering of Common Stock by the several Underwriters contemplated hereby ("Blue Sky Laws"), or the by-laws or rules of the National Association of Securities Dealers, Inc. ("NASD") relating to the corporate financing arrangements applicable to the transactions contemplated hereby; and the Company has full power and authority to enter into this Agreement and to authorize, issue and sell the Shares as contemplated by this Agreement.

                          (ix)  All of the issued and outstanding shares of
capital stock of the Company, including the outstanding shares of Common Stock, are duly authorized and validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws and were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities; the Shares which may be sold hereunder by the Company and the Selling Stockholders and the Option Shares have been duly authorized and, when issued, delivered and paid for in accordance with the terms hereof, will have been duly and validly issued and will be fully paid and nonassessable; and the capital stock of the Company, including the Common Stock, conforms to the description thereof in the Registration Statement and Prospectus. Except as described in the Prospectus, there are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any shares of Common Stock pursuant to the Company's Certificate of Incorporation, by-laws or any material agreement or other instrument to which the Company is a party or by which the Company is bound. Neither the filing of the Registration Statement nor the offering or sale of the Shares as contemplated by this Agreement gives rise to any rights for or relating to the registration of any shares of Common Stock or other securities of the Company except such as have been fulfilled by filing of the Registration Statement or as are described in the Registration Statement. Except as described in the Registration Statement and the Prospectus, there are no options, warrants, agreements, contracts or other rights in existence to purchase or acquire from the Company any shares of the capital stock of the Company. The

Company has an authorized and outstanding capitalization as set forth in the Registration Statement and the Prospectus, including as set forth in the Prospectus under the caption "Capitalization."

                          (x)  The Company holds, and is operating in
compliance with, all franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders of any governmental or self-regulatory body required for the conduct of its business and all such franchises, grants, authorizations, licenses, permits, easements, consents, certifications and orders are valid and in full force and effect; the Company is in compliance with all applicable federal, state, local and foreign laws, regulations, orders and decrees, except where the failure to be so in compliance would not have a material adverse effect on the business, condition (financial or otherwise), property, prospects, net worth or results of operations of the Company.

                          (xi)  The Company has good and marketable title to
all property and assets described in the Registration Statement and Prospectus as being owned by it, in each case free and clear of all liens, claims, security interests or other encumbrances except such as (i) are described in the Registration Statement and the Prospectus or (ii) are not material in amount and do not materially adversely affect the business, condition (financial or otherwise), property, prospects, net worth or results of operations of the Company; the property held under lease by the Company is held by it under valid, subsisting and enforceable leases with only such exceptions with respect to any particular lease as do not interfere in any material respect with the conduct of the business of the Company. The accounts receivable of the Company at September 30, 1995 arose in the ordinary course of business and represented bona fide claims against debtors for goods or services sold or provided to such debtors in accordance with valid purchase orders or instructions.

                          (xii)  The Company owns or possesses adequate rights
to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, inventions, know-how, trade secrets and rights ("Intellectual Property") necessary for the conduct of the business of the Company and its subsidiaries as currently carried on and as proposed to be carried on and as described in the Registration Statement and Prospectus, including the Intellectual Property described or referred to in the Prospectus as being owned or used by the Company. Except as stated in the Registration Statement and Prospectus, no activity engaged in by, and no aspect of the business of, the Company uses or involves or gives rise to any infringement of or conflict with, or license or similar fees for, any Intellectual Property or other similar rights of others, which infringements, conflicts, licenses or fees, either individually or in the aggregate, could have a material adverse effect on the business, condition (financial or otherwise), property, prospects, net worth or results of operations of the Company, and the Company has not received any notice alleging any such infringement or conflict or that any such fee is due. To the knowledge of the Company, no officer or employee of the Company is obligated under any contract or subject to any judgment, decree or order of any court or administrative agency that would interfere in any material respect with the use of such person's best efforts to promote the interests of the Company or which would conflict in any material respect with the business of the Company as described in the Registration Statement. To the knowledge of the Company, no prior or subsequent employer of any employee of the Company has any right to or interest in any inventions, improvements, discoveries or other information assigned to or owned by the Company.

                          (xiii) The Company (i) is not in violation of its
charter or by-laws or (ii) in breach of or otherwise in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note, indenture, loan agreement or any other material contract, lease or other instrument to which it is subject or bound, or to which any of the property or assets of the Company is subject, which breach or default is material or could have a material adverse effect on the business, condition (financial or otherwise), prospects, net worth or results of operations of the Company.

                          (xiv)  The Company has filed on a timely basis all
federal, state, local and foreign income, franchise and other tax returns required to be filed (or timely filed for extensions thereof) and are not in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto, other than any which the Company is contesting in good faith, or where the failure to timely file such return or pay such taxes would not have a material adverse effect on the business, condition (financial or otherwise), prospects, net worth or results of operations of the Company.

                          (xv)  The Company has not distributed and will not
distribute any prospectus or other offering material in connection with the offering and sale of the Shares other than any Preliminary Prospectus or the Prospectus or other materials permitted by the Act.

                          (xvi)  The Company's Common Stock is registered under
Section 12(b) of the Exchange Act; and the outstanding shares of Common Stock and the Shares have been approved for listing on the Nasdaq National Market, subject to notice of issuance of the Shares.

                          (xvii)  The Company owns no capital stock or other
equity or ownership or proprietary interest in any corporation, partnership, association, trust or other entity.

                          (xviii)  The Company maintains a system of internal
accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles applied on a consistent basis and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is promptly taken with respect to any differences.

                          (xix)  Other than as expressly contemplated by this
Agreement, the Company has not incurred and will not incur any liability for any finder's or broker's fee or agent's commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

                          (xx)  The Company has not been advised, and has no
reason to believe, that it is not conducting business in compliance with all of the laws, rules and regulations of the jurisdictions in which it is conducting business except where failure to be so in compliance would not have a material adverse effect on the business, condition (financial or otherwise), property, prospects, net worth or results of operations of the Company.

                          (xxi)  The Company maintains property, liability and
other insurance of the types and in the amounts reasonably deemed by the Company to be adequate for its business, including, but not limited to, insurance covering real and personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect. The Company reasonably believes that any outstanding claims against the Company are adequately covered by insurance policies in full force and effect or by indemnities by third parties.

                          (xxii)  The Company is not involved in any labor
dispute or disturbance nor, to the knowledge of the Company, is any such dispute or disturbance threatened.

                          (xxiii)  The Company has been advised concerning the
Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder, and has in the past conducted, and intends in the future to conduct, its affairs in such a manner as to ensure that it will not become an "investment company" within the meaning of the 1940 Act and such rules and regulations.

                          (xxiv)  The Company has not at any time, (i) made any
unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer of official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

                          (xxv)  The Registration Statement and Prospectus
accurately described in all material respects the Company's agreements with Dialogic Corporation (and its subsidiaries) and the three next largest customers of the Company (and their subsidiaries) (collectively, the "Principal Agreements"), and such descriptions do not omit to state any material fact relating to the Principal Agreements necessary in order to make such descriptions not misleading. The entry by the Company into each Principal Agreement and the Company's performance thereunder has not and will not, through the giving of notice or the passage of time or both, cause a default under any other Principal Agreement or any other agreement of the Company which could reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), prospects, net worth or results of operations of the Company taken as a whole.

                          (xxvi)  There are no outstanding loans, advances
(except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of the members of the families of any of them, except as disclosed in the Registration Statement and the Prospectus.

                          (xxvii)  All documents delivered or to be delivered
by the Company or any of its directors, officers or controlling persons with respect to the offering contemplated by the Registration Statement to the Representatives, the Commission, the NASD or any state securities law administrator in connection with the issuance and sale of the Shares were on the dates on which they were delivered or will be on the dates on which they are delivered, true, complete and correct in all material respects (except to the extent that incorrect information was subsequently corrected prior to the date hereof).

                          (xxix)  The Company has not taken and will not take,
directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock, to facilitate the sale or resale of the Shares.

                 (b) Each of the Selling Stockholders, severally and not jointly, represents and warrants to, and agrees with, the several Underwriters and the Company as follows:

                          (i) Such Selling Stockholder is the record and
beneficial owner of, and has, and on the First Closing Date and/or the Second Closing Date, as the case may be, will have, good, valid and marketable title to the Shares and Options to be sold by such Selling Stockholder, free and clear of all security interests, claims, liens, restrictions on transferability, legends, proxies, equities or other encumbrances (except that, (x) with respect to the date hereof, such Selling Stockholder may have record ownership of warrants, convertible promissory notes or options which give such Selling Stockholder beneficial ownership of all or some of such Shares as of the date hereof ("Share Rights") and (y) such representation does not extend to restrictions on transferability imposed pursuant to the Act and legends that would apply if such Options or Share Rights were not transferred in a transaction registered under the Act and all applicable State securities laws ("Securities Law Encumbrances"), and such Selling Stockholder has good, valid and marketable title to such Share Rights free and clear of all such encumbrances (except for Securities Law Encumbrances). Upon delivery of and payment for such Shares and Options hereunder, the several Underwriters will acquire valid and marketable title thereto, free and clear of any security interests, claims, liens, restrictions on transferability, legends, proxies, equities or other encumbrances. Such Selling Stockholder is selling the Shares and Options to be sold by such Selling Stockholder for such Selling Stockholder's own account and is not selling such Shares and Options , directly or indirectly, for the benefit of the Company, and no part of the proceeds of such sale received by such Selling Stockholder will inure, either directly or indirectly, to the benefit of the Company.

                          (ii)  Such Selling Stockholder or its duly appointed
attorney-in-fact has duly executed and delivered a Custody and Escrow Agreement ("Custody Agreement"), substantially in the form of Exhibit A hereto, which Custody Agreement is a valid and binding obligation of such Selling Stockholder, to Peter J. Foster and Robert E. Neiman, as custodian and escrow agent (the "Custodian"). Pursuant to the Custody Agreement such Selling Stockholder has placed in custody with the Custodian, for delivery under this Agreement, (a) the stock certificates in negotiable form representing the Shares to be sold by such Selling Stockholder and/or Share Rights under which such Selling Stockholder has all necessary rights to acquire any Shares to be sold by such Selling Stockholder (together with instruments sufficient to exercise such Share Rights and funds sufficient to pay at least the par value per share to be issued upon such exercise) and (b) if applicable, instruments representing the Options to be sold by such Selling Stockholder. In the case of the preceding clause (a), such stock certificates were or (with respect to stock certificates to be issued upon exercise or conversion of Share Rights) will be, as the case may be, duly and properly endorsed in blank for transfer, or were or will be, as the case may be, accompanied by all documents duly and properly executed that are necessary to effect and validate the transfer to the Underwriters hereunder of title thereto, free of any legend, restriction on transferability, proxy, lien or claim, whatsoever. In the case of the preceding clause (b), such Options will be accompanied by all documents duly and properly executed that are necessary to effect and validate the transfer to the Underwriters hereunder of title thereto and to enable the Underwriters to exercise such Options and receive upon such exercise Option Shares that are free of any legend, restriction on transferability, proxy, lien or claim whatsoever (except, in the case of both clause (a) and (b), for Securities Law Encumbrances).

                          (iii)  Such Selling Stockholder has the power and
authority to enter into this Agreement and to sell, transfer and deliver the Shares or Options to be sold by such Selling Stockholder; and such Selling Stockholder has duly executed and delivered to Peter J. Foster and Robert E. Neiman, as attorneys-in-fact (the "Attorneys-in-Fact"), an irrevocable power of attorney (a "Power of Attorney"), substantially in the form of Exhibit B hereto, authorizing and directing the Attorneys-in-Fact, or any of them, to effect the sale and delivery of the Shares and/or Options being sold by such Selling Stockholder, to enter into this Agreement and to take all such other action as may be necessary, desirable or appropriate hereunder.

                          (iv)  This Agreement, the Custody Agreement and the
Power of Attorney have each been duly executed and delivered by or on behalf of such Selling Stockholder and each constitutes a valid and binding agreement of such Selling Stockholder, enforceable against such Selling Stockholder in accordance with its terms. The execution and delivery of this Agreement, the Custody Agreement and the Power of Attorney and the performance of the terms hereof and thereof and the consummation of the transactions herein and therein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any trust, agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of such Selling Stockholder's property is subject, or any law, regulation, order or decree of any court or of any regulatory body or agency applicable to such Selling Stockholder other than any Blue Sky Law or the by-laws and rules of the NASD relating to corporate financing arrangements; no consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required with respect to such Selling Stockholder for the execution, delivery and performance of this Agreement, the Custody Agreement and the Power of Attorney or for the consummation of the transactions contemplated hereby and thereby, including the sale of the Shares and Options being sold by such Selling Stockholder and the sale of the Option Shares by the Underwriters, except such as may be required under the Act and other than any Blue Sky Law or the by-laws and rules of the NASD relating to corporate financing arrangements.

                          (v)  Such Selling Stockholder has not distributed and
will not distribute any prospectus or other offering material in connection with the offering and sale of the Shares other than any Preliminary Prospectus or the Prospectus or other materials permitted by the Act to be distributed by such Selling Stockholder.

                          (vi)  Such Selling Stockholder has reviewed the
Prospectus and such Selling Stockholder has no actual knowledge which causes it to believe that the Prospectus contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements therein not misleading regarding such Selling Stockholder, the Company or otherwise. A reference in this agreement to the actual knowledge of Dialogic Investment Corporation refers to the actual knowledge of Kenneth J. Burkhardt, Jr., Howard
G. Bubb or Edward B. Jordan. A reference in this agreement to the "actual knowledge" of a Selling Stockholder does not imply any obligation that the Selling Stockholder (or, in the case of Dialogic Investment Corporation, Messrs. Burkhardt, Bubb or Jordan) undertake any inquiry with respect to any matter and expressly excludes constructive knowledge.

                          (vii)  Such Selling Stockholder has not since the
filing of the Registration Statement (1) sold, bid for, purchased, attempted to induce any person to purchase, or paid anyone any compensation for soliciting purchases of, Common Stock or (2) paid or agreed to pay to any person any compensation for soliciting another to purchase any Shares of the Company (except for the sale of Shares and except for any exercise of options and warrants or conversion of convertible notes in connection with the sale of Shares by the Selling Stockholders under this Agreement).

                          (viii)  Such Selling Stockholder has not taken and
will not take, directly or indirectly, any action designed to, or which might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Company's Common Stock, to facilitate the sale or resale of the Shares.

                          (ix)  Such Selling Stockholder (if it is not an
individual) has been duly organized and is validly existing in good standing under the laws of the jurisdiction of its organization, has full corporate power and authority to enter into and perform its obligations under this Agreement and to sell, assign, transfer and deliver the securities to be sold by it under this Agreement.

                          (x)  Such Selling Stockholder does not have, or has
waived prior to the date hereof, any preemptive right, co-sale right or right of first refusal or other similar right to purchase any of the securities that are to be sold by the Company and the other Selling Stockholders to the Underwriters pursuant to this Agreement; such Selling Stockholder does not have, or has waived prior to the date hereof, any registration right or other similar right to participate in the offering made by the Prospectus, other than such rights of participation as have been satisfied by its participation in the transactions to which this Agreement relates in accordance with the terms of this Agreement; and such Selling Stockholder does not own any warrants, options or similar rights to acquire, and does not have any right or arrangement to acquire, any capital stock, rights, warrants, options or other securities from the Company, other than those described in the Registration Statement and the Prospectus.

                 (c) Any certificate signed by any officer of the Company and delivered to you or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby; any certificate signed by or on behalf of any Selling Stockholder as such and delivered to you or to counsel for the Underwriters shall be deemed a representation and warranty by such Selling Stockholder to each Underwriter as to the matters covered thereby; and any certificate delivered by the Company or a Selling Stockholder to its counsel for purposes of enabling such counsel to render the opinions referred to in Section 5 will also be furnished to you and counsel for the Underwriters and, to the extent such certificate contains representations or certifications not contained in this Agreement, such representations and certifications shall be deemed to be additional representations and warranties of the Company or such Selling Stockholder, as the case may be, to the Underwriters as to the matters covered thereby.

         3.      Purchase, Sale and Delivery of Shares.

                 (a) On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell 1,251,533 Firm Shares, and each Selling Stockholder, severally and not jointly, agrees to sell the number of Firm Shares or Options set forth opposite the name of such Selling Stockholder in Schedule I hereto, to the several Underwriters, and each Underwriter agrees, severally and not jointly, to purchase from the Company and the Selling Stockholders the number of Firm Shares or Options set forth opposite the name of such Underwriter in Schedule II hereto. The purchase price for each Firm Share shall be $_____ per share (the "Firm Price") and the purchase price for each Option shall be the Firm Price less the exercise price of each Option.
The obligation of each Underwriter to each of the Company and the Selling Stockholders shall be to purchase from each of the Company and the Selling Stockholders that number of Firm Shares and Options (to be adjusted by the Representatives to avoid fractional shares) which represents the same proportion of the number of Firm Shares and Options to be sold by each of the Company and the Selling Stockholders pursuant to this Agreement as the number of Firm Shares and Options set forth opposite the name of such Underwriter in
Schedule II hereto represents to the total number of Firm Shares and Options to be purchased by all Underwriters pursuant to this Agreement. In making this Agreement, each Underwriter and each Selling Stockholder is contracting, severally and not jointly; except as provided in paragraph (c) of this Section 3 and in Section 8 hereof, the agreement of each Underwriter is to purchase only the respective number of Firm Shares and Options specified in Schedule II.

                 Each Selling Stockholder solely with respect to itself or himself or herself agrees and acknowledges that certificates in negotiable form representing Shares, and, in the case of Options, instruments representing such Options, if applicable, and/or with duly executed instruments of assignment (together, "Option Instruments") for the total number of the Shares and Options to be sold hereunder by such Selling Stockholder (including certificates representing Shares issued or issuable upon the exercise of Share Rights as defined in Section 2(b) hereof) have been placed in custody with the Custodian pursuant to the Custody Agreement executed by or on behalf of such Selling Stockholder for delivery of all Firm Shares, Options and Over-allotment Shares to be sold hereunder by such Selling Stockholder. Such Selling Stockholder specifically agrees that the Firm Shares and Over-allotment Shares represented by the certificates and the Option Instruments held in custody for such Selling Stockholder at any time under the Custody Agreement, together with the Share Rights and funds held in custody for such Selling Stockholder as described in
Section 2(b) hereof, are subject to the interests of the Underwriters hereunder, that the arrangements made by such Selling Stockholder for such custody are to that extent irrevocable, and that the obligations of such Selling Stockholder hereunder shall not be terminable by any act or deed of such Selling Stockholder (or by any other person, firm or corporation including the Company, the Custodian or the Underwriters) or by operation of law (including, without limitation, the death of an individual Selling Stockholder or the dissolution of a corporate, trust or partnership Selling Stockholder) or by the occurrence of any other event or events, except as set forth in the Custody Agreement. If any such event should occur prior to the delivery to the Underwriters of the Firm Shares, the Options or Over-allotment Shares hereunder, as the case may be, certificates for the Firm Shares or instruments representing the Options, as the case may be, shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such event has not occurred. The Custodian is authorized to receive and acknowledge receipt of the proceeds of sale of the Firm Shares, Options or Over-allotment Shares, as the case may be, held by it against delivery of such Shares.

                 The Firm Shares and Options will be delivered by the Company and the Custodian to you for the accounts of the several Underwriters against payment of the purchase price therefor by certified or official bank check or other next day funds payable to the order of the Company (in the case of the Shares to be sold by the Company) or to the order of the Custodian and the Selling Stockholder (in the case of the Shares and Options to be sold by the Selling Stockholders), as appropriate, at the offices of First Albany Corporation, 41 State Street, Albany, New York 12207 or such other location as may be mutually acceptable, at 9:00 a.m., New York time,

(a) if this Agreement is executed and delivered after 4:30 p.m., New York time, on the fourth (4th) full business day following the day that this Agreement is executed and delivered, (b) if clause (a) of this sentence is inapplicable, then on the third (3rd) full business day following the first day on which the Shares are traded, or (c) if clauses (a) and (b) of this sentence are inapplicable, then at such other time and date not later than seven (7) full business days following the first day that the Shares are traded as the Representatives and the Company may determine (or at such time and date to which payment and delivery shall have been postponed pursuant to Section 8 hereof), such time and date of delivery being herein referred to as the "First Closing Date"; provided, however, that if the Company has not made available to the Representatives copies of the Prospectus within the time provided in
Section 4(a)(v) hereof, the Representatives may, in their sole discretion, postpone the First Closing Date until no later than two (2) full business days following delivery of copies of the Prospectus to the Representatives. Each of the Underwriters, severally and not jointly, agrees to exercise the Options purchased by such Underwriter immediately upon their receipt and to pay the exercise price therefor, and the Company agrees to permit such exercise and immediately issue certificates for the Option Shares represented thereby. The certificates for the Firm Shares and the Option Shares, in definitive form and in such denominations and registered in such names as you may request upon at least two (2) business days prior notice to the Company and the Custodian, will be made available for checking and packaging at the offices of First Albany Corporation, 41 State Street, Albany, New York 12207 or such other location as may be mutually acceptable, at least one (1) business day prior to the First Closing Date. If the Representatives so elect, delivery of the Firm Shares and the Option Shares may be made by credit through full fast transfer to the accounts at the Depository Trust Company designated by the Representatives.

                 (b) On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company, with respect to 220,500 of the Over-allotment Shares, and Dialogic Investment Corporation, a Selling Stockholder, with respect to 150,000 Over-allotment Shares, hereby grant to the several Underwriters an option to purchase all or any portion of the Over-allotment Shares at the Firm Price (i.e., the same purchase price as the Firm Shares) for use solely in covering any over-allotments made by the Underwriters in the sale and distribution of the Firm Shares and the Option Shares. The option granted hereunder may be exercised at any time (but not more than once) within 30 days after the effective date of this Agreement upon written notice by the Representatives to the Company and to the Attorneys-in-Fact setting forth the aggregate number of Over-allotment Shares as to which the several Underwriters are exercising the option, the names and denominations in which the certificates for the Over-allotment Shares are to be registered and the date and time, as determined by you, when the Over-allotment Shares are to be delivered, such time and date being herein referred to as the "Second Closing" and "Second Closing Date," respectively; provided, however, that the Second Closing Date shall not be earlier than the First Closing Date nor earlier than the second (2nd) business day after the date on which the option shall have been exercised. If the option granted hereunder is exercised, the number of Over-allotment Shares to be purchased by each Underwriter shall be the same percentage of the total number of Over-allotment Shares to be purchased by the several Underwriters as the number of Firm Shares and Options to be purchased by such Underwriter is of the total number of Firm Shares and Options to be purchased by the several Underwriters, as adjusted by the Representatives in such manner as the Representatives deem advisable to avoid fractional shares. If the option granted hereby is exercised in part, the respective number of Over-allotment Shares which may be sold by the Company and Dialogic Investment Corporation hereto shall be determined on a pro rata basis in accordance with the number of Over-allotment Shares to be sold by the Company and Dialogic Investment Corporation pursuant to this Section 3(b), adjusted by you in such manner as to avoid fractional shares. You, as Representatives of the several Underwriters, may cancel such option at any time prior to its exercise or expiration by giving written notice of such cancellation to the Company. No Over-allotment Shares shall be sold and delivered unless the Firm Shares and Options previously have been, or simultaneously are, sold, delivered and paid for in accordance with Section 3(a).

                 The Over-allotment Shares will be delivered by the Company and the Custodian to you for the accounts of the several Underwriters against payment of the purchase price therefor by certified or official bank check or other next day funds payable to the order of the Company (in the case of Over-allotment Shares to be sold by the Company) or to the order of the Custodian and Dialogic Investment Corporation (in the case of Over-allotment Shares to be sold by Dialogic Investment Corporation) Custodian at the offices of First Albany Corporation, 41 State Street, Albany, New York 12207 or such other location as may be mutually acceptable at 9:00 a.m. on the Second Closing Date. Certificates representing the Over-allotment Shares in definitive form and in such denominations and registered in such names as you have set forth in your notice of option exercise, will be made available for checking and packaging at the office of First Albany Corporation, 41 State Street, Albany, New York 12207 or such other location as may be mutually acceptable, at least one (1) business day prior to the Second Closing Date. If the Representatives so elect, delivery of such certificates may be made by credit through full fast transfer to the accounts of The Depositary Trust Company designated by the Representatives.

                 (c) It is understood that you, individually and not as Representatives of the several Underwriters, may (but shall not be obligated to) make payment to the Company or the Selling Stockholders, on behalf of any Underwriter for the Shares to be purchased by such Underwriter. Any such payment by you shall not relieve any such Underwriter of any of its obligations hereunder. Nothing herein contained shall constitute any of the Underwriters an unincorporated association or partner with the Company or the Selling Stockholders.

                 (d) An Underwriter shall have fulfilled its obligation to pay to a Selling Stockholder the Firm Price of a share if such Underwriter (x) pays to the Company (or pays to the Custodian who pays to the Company) any monies due the Company on account of the exercise of an option or warrant that has been exercised to acquire for delivery to the Underwriter such share and
(y) such Underwriter pays to such Selling Stockholder the Firm Price less the amount paid to the Company or the Custodian pursuant to the preceding clause
(x).

         4.      Covenants.

                 (a) The Company covenants and agrees with the several Underwriters as follows:

                          (i)  The Company will use its best efforts to cause
the Registration Statement and any amendment thereof, if not effective at the time and date that this Agreement is executed and delivered by the parties hereto, to become effective as promptly as possible; the Company will use its best efforts to cause any abbreviated registration statement filed pursuant to Rule 462(b) as may be required subsequent to the date the Registration Statement is declared effective to become effective as promptly as possible; the Company will notify you, promptly after it shall receive notice thereof, of the time when the Registration Statement, any subsequent amendment to the Registration Statement or any abbreviated registration statement has become effective or any supplement to the Prospectus has been filed; if the Company omitted information from the Registration Statement at the time it was originally declared effective in reliance upon Rule 430A(a) of the Rules and Regulations, the Company will provide evidence satisfactory to you that the Prospectus contains such information and has been filed, within the time period prescribed, with the Commission pursuant to Rule 424(b) or as part of a post-effective amendment to such Registration Statement as originally declared effective which is declared effective by the Commission; if the Company utilizes a Term Sheet, the Company will provide evidence satisfactory to you that the Prospectus and Term Sheet meeting the requirements of Rule 434 have been filed within the time period prescribed, with the Commission pursuant to Rule 424(b); if for any reason the filing of the final form of Prospectus is required under Rule 424(b), it will provide evidence satisfactory to you that that Prospectus contains such information as may be required by Rule 424(b) and the Rules and Regulations and has been filed with the Commission within the time period prescribed; it will notify you promptly of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; promptly upon your request, it will prepare and file with the Commission any amendments or supplements to the Registration Statement or Prospectus which, in your reasonable opinion, may be necessary or advisable in connection with the distribution of the Shares by the Underwriters; it will promptly prepare and file with the

Commission, and promptly notify you of the filing of, any amendments or supplements to the Registration Statement or Prospectus which may be necessary to correct any statements or omissions, if, at any time when a prospectus relating to the Shares is required to be delivered under the Act, any event shall have occurred as a result of which the Prospectus or any other prospectus relating to the Shares as then in effect would include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading; and it will file no amendment or supplement to the Registration Statement or Prospectus or the Incorporated Documents, or, prior to the end of the period of time in which a prospectus relating to the Shares is required to be filed under the Act, file any document which upon filing becomes an Incorporated Document, which shall not previously have been submitted to you a reasonable time prior to the proposed filing thereof or to which you shall reasonably object in writing, subject, however to compliance with the Act and the Rules and Regulations, and the Exchange Act and the rules and regulations of the Commission thereunder and the provisions of this Agreement.

                          (ii)  The Company will advise you, promptly after it
shall receive notice or obtain knowledge thereof, of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or suspending the use of the Prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for any such purpose; and the Company will promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such a stop order should be issued.

                          (iii)  Within the time during which a prospectus
relating to the Shares is required to be delivered under the Act, the Company will comply with all requirements imposed upon it by the Act, as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Shares as contemplated by the provisions hereof and the Prospectus. If during such period any event occurs as a result of which the Prospectus or any other prospectus relating to the Shares as then in effect would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act, the Company will promptly notify you and will promptly amend the Registration Statement or supplement the Prospectus (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

                          (iv)  The Company will use its best efforts in
cooperation with you to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you reasonably designate and to continue such qualifications in effect so long as required for the distribution of the Shares, except that the Company shall not be required in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process in any state.

                          (v)  The Company will furnish to the Underwriters, as
soon as available, and, in the case of the Prospectus and any Term Sheet, in no event later than the first full business day following the first day that the Shares are traded, copies of the Registration Statement (four of which will be manually signed and will include all exhibits), each Preliminary Prospectus, the Prospectus, and all amendments and supplements to such documents, and the Incorporated Documents (one of which will include all exhibits), in each case in such quantities as you may from time to time reasonably request. Notwithstanding the foregoing, if First Albany Corporation, on behalf of the several Underwriters, shall agree to the utilization of a Term Sheet, the Company shall provide to you copies of the Preliminary Prospectus updated in all respects through the date specified by you in such quantities as you may from time to time reasonably request.

                          (vi)  During a period of five (5) years commencing
with the date hereof, the Company will furnish to the Representatives, and to each Underwriter who may so request in writing, copies of all periodic and special reports furnished to the stockholders of the Company and all publicly available information, documents and reports filed by the Company with the Commission, NASD, the Nasdaq National Market, AMEX or any other securities exchange.

                          (vii)  The Company will make generally available to
its security holders as soon as practicable, but in any event not later than the 45th day after the end of the fiscal quarter of the Company first occurring after the first anniversary of the effective date of the Registration Statement (or not later than the 90th day after the end of such fiscal quarter, if such quarter is the Company's fourth fiscal quarter), an earnings statement (which need not be audited) covering a 12-month period beginning after the effective date of the Registration Statement that shall satisfy the provisions of Section 11(a) of the Act and Rule 158 of the Rules and Regulations and will advise you in writing when such statement has been made available.

                          (viii)  The Company, whether or not the transactions
contemplated hereunder are consummated or this Agreement is prevented from becoming effective under the provisions of Section 9 hereof or is terminated, will pay or cause to be paid (A) all expenses (including transfer taxes allocated to the respective transferees) incurred in connection with the delivery to the Underwriters of the Shares, (B) all expenses and fees (including, without limitation, fees and expenses of the Company's accountants and counsel but, except as otherwise provided below, not including fees of the Underwriters' counsel or accountants, if any) in connection with the preparation, printing, filing, delivery, and shipping of the Registration Statement (including the financial statements therein and all amendments, schedules, and exhibits thereto), the Shares, each Preliminary Prospectus, the Prospectus, any Term Sheet and the Incorporated Documents and any amendment thereof or supplement to any of the foregoing, and the printing, delivery, and shipping of this Agreement, the Agreement Among Underwriters, the Selected Dealer Agreement, the Preliminary Blue Sky Survey and any Supplemental Blue Sky Survey, the Underwriters' Questionnaire and Power of Attorney, and any instruments or documents related to any of the foregoing, (C) all filing fees and reasonable fees and disbursements of the Underwriters' counsel incurred in connection with the qualification of the Shares for offering and sale by the Underwriters or by dealers under the securities or blue sky laws of the states and other jurisdictions which you shall designate in accordance with Section 4(a)(iv) hereof but not including any attorneys fees and costs of Underwriters' counsel for any other purpose, (D) the fees and expenses of the Custodian and any transfer agent or registrar, (E) the filing fees incident to any required review by NASD of the terms of the sale of the Shares, (F) listing fees, if any, and (G) all other costs and expenses incident to the performance of its obligations hereunder that are not otherwise specifically provided for herein. It is agreed that if, prior to distribution of the Preliminary Prospectus, the outstanding shares of Common Stock and the Shares are approved for listing on the Nasdaq National Market subject to notice of issuance of the Firm Shares and the Common Stock and Shares are so listed, then the fees and disbursements (other than filing fees) of Underwriters' counsel under clause (C) above shall not exceed $15,000. If the sale of the Shares provided for herein is not consummated pursuant to a termination under Section 9(b)(i), (ii) or (iii) hereof, or by reason of any failure, refusal or inability on the part of the Company or the Selling Stockholders to perform any agreement on its or their part to be performed, or because any other condition of the Underwriters' obligations hereunder is not fulfilled, the Company will reimburse the several Underwriters for all out-of-pocket expenses and other disbursements (including reasonable fees and disbursements of counsel) incurred by the Underwriters in connection with their investigation, preparing to market and marketing the Shares or in contemplation of performing their obligations hereunder. The Company shall not in any event be liable to any of the Underwriters for loss of anticipated profits from the transactions covered by this Agreement.

                          (ix)  The Company will apply the net proceeds from
the sale of the Shares to be sold by it hereunder for the purposes set forth in the Prospectus under "Use of Proceeds" and will file such reports with the Commission with respect to the sale of the Shares and the application of the proceeds therefrom as may be required by the Rules and Regulations.

                          (x)  The Company will not, without the prior written
consent of First Albany Corporation on behalf of itself and the other Representatives, offer for sale, sell, contract to sell, grant any option for the sale of or otherwise issue or dispose of any Common Stock or any securities convertible into or exchangeable for, or any options or rights to purchase or acquire, Common Stock, except (i) to the Underwriters pursuant to this Agreement or (ii) to the holders of options granted or to be granted under the Company's 1986 or 1992 Stock Option Plans (the "Plans") or (iii) to the holders of any other options or warrants or convertible securities currently outstanding upon the exercise or conversion thereof, for a period of 180 days after the commencement of the public offering of the Shares by the Underwriters. The Company will not, without the prior written consent of First Albany Corporation on behalf of itself and the other Representatives and subject to the Lock-Up Agreements (as more fully described in Section (xi) below), grant any new option under any Plan which becomes exercisable during such 180 day period.

                          (xi)  The Company either has caused to be delivered
to you or will cause to be delivered to you prior to the effective date of the Registration Statement a Lock-Up Agreement, in the form of Exhibit C hereto, from each of the Selling Stockholders, each director and executive officer of the Company, and each person who, to the knowledge of the Company, is the beneficial owner of more than 100,000 of the outstanding shares of Common Stock, stating that such person agrees that he or she will not, without the prior written consent of First Albany Corporation on behalf of itself and the other Representatives, directly or indirectly offer for sale, sell, contract to sell or otherwise dispose of any shares of Common Stock or rights to purchase Common Stock, except to the Underwriters pursuant to this Agreement, for a period of 180 days after commencement of the public offering of the Shares by the Underwriters.

                          (xii)  The Company has not taken and will not take,
directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted, the stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of the Shares.

                          (xiii)  The Company will not incur any liability for
any finder's or broker's fee or agent's commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

                          (xiv)  If at any time during the 90-day period after
the Registration Statement becomes effective, any rumor, publication or event relating to or affecting the Company shall occur as a result of which in your opinion the market price of the Common Stock has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus), the Company will after written notice from you advising the Company to the effect set forth above, forthwith prepare, consult with you concerning the substance of, and disseminate a press release or other public statement, reasonably satisfactory to you, responding to or commenting on such rumor, publication or event so long as such press release or other public statement does not, in the opinion of the Company's counsel, violate the law.

                          (xv)  The Company will maintain a transfer agent and,
if necessary under the jurisdiction of incorporation of the Company, a registrar (which may be the same entity as the transfer agent) for its Common Stock.

                          (xvi)  The Company is familiar with the Investment
Company Act of 1940, as amended, and the rules and regulations thereunder, and has in the past conducted its affairs and will conduct its affairs, during any applicable statute of limitations relating to the offer and sale of the Shares, in such a manner so as to insure that the Company was not and will not be an "Investment Company" within the meaning of the Investment Company Act of 1940 and the rules and regulations thereunder.

                          (xvii)  During a period of 180 days from the
effective date of the Registration Statement, the Company will not file a registration statement under the Act, including any registration statement registering shares under any of the Plans or any other employee benefit plan; provided that the Company shall be permitted to maintain the effectiveness of any currently effective registration statement on Form S-8 or to file a Form S-8 relating to the Plans.

                          (xviii) The Company consents to the transfer of the
Options to the Underwriters as contemplated hereby and agrees that upon exercise of the Options and payment of the exercise price therefor the Company will issue to or at the direction of the Underwriters validly issued, outstanding, fully paid, and nonassessable shares of Common Stock in the number contemplated among the parties hereby.

                 (b) Each of the Selling Stockholders, severally and not jointly, covenants and agrees with the several Underwriters and the Company as follows:

                          (i)  Such Selling Stockholder will pay all taxes, if
any, on the transfer and sale, respectively, of the Shares and Options being sold by such Selling Stockholder and except as otherwise agreed to by the Company and such Selling Stockholder, the fees of such Selling Stockholder's counsel; provided, however, that such Selling Stockholder agrees to reimburse the Company for any reimbursement made by the Company to the Underwriters pursuant to Section 4(a)(viii) hereof to the extent such reimbursement resulted from the failure or refusal on the part of such Selling Stockholder to comply under the terms or fulfill any of the conditions of this Agreement, which failure or refusal arises out of or results from (A) the breach by such Selling Stockholder of any representation or warranty herein or in such Selling Stockholder's Power of Attorney, or (B) any act taken or attempted to be taken by such Selling Stockholder in its own right and in derogation of the authority granted by such Selling Stockholder in such Power of Attorney. Such Selling Stockholder agrees to pay any expenses relating to the qualification of such Selling Stockholder's shares for sale if the Company's payment of such is prohibited by any state Blue Sky or securities regulatory commission in a jurisdiction in which Shares are being offered.

                          (ii)  The Shares and Options to be sold by such
Selling Stockholder, represented by the certificates and instruments on deposit with the Custodian at any time pursuant to the Custody Agreement of such Selling Stockholder (together with instruments representing Share Rights) and funds held in custody for the Selling Stockholders as described in Section 2(b) hereof (if applicable), are subject to the interest of the several Underwriters; the arrangements made for such custody are, except as specifically provided in the Custody Agreement, irrevocable; and the obligations of such Selling Stockholder hereunder shall not be terminated, except as provided in this Agreement or in the Custody Agreement, by any act of such Selling Stockholder, by operation of law, whether by the liquidation, dissolution or merger of such Selling Stockholder, by the death of such Selling Stockholder, or by the occurrence of any other event. If any Selling Stockholder should die, liquidate, dissolve or be a party to a merger or if any other such event should occur before the delivery of the Shares and Options hereunder, the certificates and instruments for the Shares and Options, and, if applicable, Share Rights shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such death, liquidation, dissolution, merger or other event had not occurred, whether or not the Custodian shall have received notice thereof.

                          (iii)  Such Selling Stockholder will not, without the
prior written consent of First Albany Corporation on behalf of itself and the other Representatives, directly or indirectly offer for sale, sell, contract to sell, grant any option for the sale of or otherwise dispose of any Common Stock or any Shares convertible into or exchangeable for, or any options or rights to purchase or acquire, Common Stock, except to the Underwriters pursuant to this Agreement, for the period of 180 days after the commencement of the public offering of the Shares by the Underwriters. Such agreement is further memorialized in a Lock-Up Agreement in the form attached hereto as Exhibit C. Such Selling Stockholder agrees and consents to the entry of stop transfer instructions with the Company's transfer agent against the transfer during such 180 day period of shares of Common Stock held by such Selling Stockholder, except in accordance with the terms hereof or of such Lock-Up Agreement.

                          (iv)  Such Selling Stockholder has not taken and will
not take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of the Shares.

                          (v)  For so long as the Underwriters hereunder and
any dealers to whom they may sell the Shares are required to deliver a copy of the Prospectus or any supplement thereto to an offeree or purchaser of the Shares from such Underwriters or dealers, such Selling Stockholder shall immediately notify you if it acquires actual knowledge (as described in Section 2(b)(vi)) of any event, or of any change in information relating to such Selling Stockholder or the Company or any new information relating to the Company or relating to any matter stated in the Prospectus or any supplement thereto, which results in the Prospectus (as supplemented) including an untrue statement of a material fact or omitting to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                          (vi)  In order to document the Underwriters'
compliance with the reporting and withholding provisions of the federal income tax laws, including the Tax Equity and Fiscal Responsibility Act of 1982 and the Interest and Dividend Tax Compliance Act of 1983 with respect to the transactions herein contemplated, each of the Selling Stockholders agrees to deliver to you prior to or at the Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof), or such other information or documentation as may be necessary, in your reasonable opinion, to evidence such compliance.

         5. Conditions of Underwriters' Obligations. The obligations of the several Underwriters hereunder are subject to the accuracy of, as of the date hereof and at each of the First Closing Date and the Second Closing Date (as if made at such Closing Date), as the case may be, and compliance with, all representations, warranties and agreements of the Company and the Selling Stockholders contained herein, to the performance by the Company and the Selling Stockholders of their respective obligations hereunder and to the following additional conditions:

                 (a) The Registration Statement shall have become effective not later than 2:00 p.m., New York time, on the date of this Agreement, or such later time and date as First Albany on its own behalf and on behalf of the other Representatives of the several Underwriters, shall approve, and all filings required by Rule 424 and Rule 430A of the Rules and Regulations shall have been timely made; no stop order suspending the effectiveness of the Registration Statement or any amendment thereof shall have been issued; no proceedings for the issuance of such an order shall have been initiated or threatened; and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to your satisfaction.

                 (b) No Underwriter shall have advised the Company that the Registration Statement or the Prospectus, or any amendment thereof or supplement thereto, contains an untrue statement of fact which, in your opinion, is material, or omits to state a fact which, in your opinion, is material and is required to be stated therein or necessary to make the statements therein not misleading.

                 (c) Except as expressly contemplated in the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, the Company shall not have incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, or declared or paid any dividends or made any distribution of any kind with respect to its capital stock; and, except as contemplated by the Registration Statement and Prospectus, there shall not have been any change in the capital stock (other than a change in the number of outstanding shares of Common Stock due to the issuance of shares upon the exercise of options, convertible promissory notes or warrants outstanding as of the date the Registration Statement was filed), or any material change in the short-term or long-term debt of the Company, or any issuance of (or amendment to or change in the terms of) options, warrants, convertible securities or other rights to purchase the capital stock of the Company, or any material adverse change or any development likely to involve a prospective material adverse change (whether or not arising in the ordinary course of business), in the general affairs, condition (financial or otherwise), business, key personnel, property, prospects, net worth or results of operations of the Company and its subsidiaries, taken as a whole, that, in your reasonable judgment, makes it impractical or inadvisable to offer or deliver the Shares on the terms and in the manner contemplated in the Prospectus.

                 (d) On each Closing Date, there shall have been furnished to you, as Representatives of the several Underwriters, the opinion of Dickinson, Wright, Moon, Van Dusen & Freeman, counsel for the Company, dated such Closing Date and addressed to you, to the effect that:

                          (i)  The Company is validly existing as a corporation
in good standing under the laws of its jurisdiction of incorporation. The Company has full corporate power and authority to own its properties and conduct its business as currently being carried on as described in the Registration Statement and Prospectus, and the Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction set forth on Schedule III hereto.

                          (ii)  The authorized and outstanding capital stock of
the Company, and, to the best of such counsel's knowledge, all securities convertible into or exercisable for capital stock of the Company, as of the date indicated in the Prospectus, is as set forth in the Prospectus under the caption "Capitalization," including the footnotes to the table included under such caption; the capital stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus under the caption "Description of Capital Stock." All of the issued and outstanding shares of the capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable (except that such opinion need not extend to 45,540 shares issued in consideration for promissory notes). The Shares to be issued and sold by the Company hereunder and the Option Shares have been duly authorized and, when issued, delivered and paid for in accordance with the terms of this Agreement (or, in the case of the Option Shares, in accordance with the terms of the Options), will have been validly issued and will be fully paid and nonassessable. The certificates for the Shares to be issued and sold by the Company hereunder and delivered to the Underwriters are in due and proper form. Except as described in the Prospectus, there are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any shares of Common Stock pursuant to the Company's Certificate of Incorporation, by-laws or any agreement or other instrument known to such counsel to which the Company is a party or by which the Company is bound. To the best of such counsel's knowledge, neither the filing of the Registration Statement nor the offering or sale of the Shares as contemplated by this Agreement gives rise to any rights for or relating to the registration of any shares of Common Stock or other Shares of the Company, except such rights as are described in the Prospectus or which have been satisfied.
                          (iii)  To the best of such counsel's knowledge, (i)
except as described in the Registration Statement and Prospectus, there are no options, warrants, agreements, contracts or other rights in existence to purchase or acquire from the Company any shares of the capital stock of the Company and (ii) the Company owns no capital stock or other equity or ownership or proprietary interest in any corporation, partnership, association, trust or other entities.

                          (iv)  The Registration Statement has become effective
under the Act and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the knowledge of such counsel, threatened by the Commission; any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) of the Rules and Regulations has been made in the manner and within the time period required by Rule 424(b).

                          (v)  The descriptions in the Registration Statement
and Prospectus of statutes, legal and governmental proceedings and contracts, insofar as such descriptions purport to summarize matters of law, are accurate in all material respects and fairly present the information required to be disclosed with respect thereto; and such counsel does not know of any statutes or legal or governmental proceedings required to be described in the Prospectus that are not described as required, or of any contracts or documents of a character required to be described in the Registration Statement or Prospectus or included as exhibits to the Registration Statement that are not described or included as required.

                          (vi)  The Company has full corporate power and
authority to enter into this Agreement and to issue, sell and deliver to the several Underwriters the Shares to be issued and sold by the Company hereunder. This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid, legal and binding obligation of the Company enforceable against the Company in accordance with its terms (except as rights to indemnification and contribution hereunder may be limited by federal or state securities laws or otherwise and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity, whether considered in a proceeding at law or in equity); the execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation, license, authorization, approval or permit issued or promulgated by any governmental agency or body having jurisdiction over the Company or any material agreement or instrument known to such counsel to which the Company is a party or by which it is bound or to which any of its property is subject, the Company's Certificate of Incorporation, or by-laws, or any material order, judgment, writ or decree known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its respective properties; and no consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required under any statute or regulation of general application or, to such counsel's best knowledge, specific application to the Company for the execution, delivery and performance of this Agreement or for the consummation of the transactions contemplated hereby, including the issuance or sale of the Shares by the Company, except such as have been obtained (specifying the same) or except such as may be required under the Act (provided, that no opinion need be expressed in this paragraph with respect to any Blue Sky Laws or the by-laws or rules of the NASD applicable to the corporate finance arrangements of the transactions contemplated hereby).

                          (vii)  Such counsel has participated in conferences
with officers and other representatives of the Company and has examined certain corporate records and other documents in connection with the preparation of the Registration Statement and, to the best of such counsel's knowledge based upon the foregoing, nothing has come to the attention of counsel which would cause counsel to believe that the Company does not hold, or is not operating in compliance in all material respects with, all franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders of any governmental or self-regulatory body required for the conduct of its business and all such franchises, grants, authorizations, licenses, permits, easements, consents, certifications and orders are valid and in full force and effect, except where the failure to hold or to be so in compliance would not have a material adverse effect on the business, condition (financial or otherwise), property, prospects, net worth or results or results of operations of the Company.

                          (viii)  To the best of such counsel's knowledge, the
Company is not in violation of its certificate of incorporation or by-laws, and the Company is not in breach of or otherwise in default in the performance of any material obligation, agreement or condition contained in any bond, debenture, note, contract, indenture, loan agreement, permit, approval, registration, judgment, decree, order, statute, rule or regulation or any other contract, lease or other instrument to which it is subject or by which any of them may be bound, or to which any of the material property or assets of the Company is subject.

                          (ix)  The Registration Statement and the Prospectus,
and any amendment thereof or supplement thereto, comply as to form in all material respects with the requirements of the Act and the Rules and Regulations.
                          (x)  Except as set forth in the Prospectus, such
counsel knows of no pending or threatened action, suit, claim, proceeding or investigation before any court or governmental agency or body that, if determined adversely to the Company, would have a material adverse effect on the Company or which would limit, revoke, cancel, suspend, or cause not to be renewed any existing license, certificate, registration, approval or permit from any state, federal or regulatory authority that is material to the conduct of the business of the Company as presently conducted and described in the Registration Statement.

                          (xi)  To the best of such counsel's knowledge, no
holders of shares of Common Stock or other securities of the Company have registration rights with respect to securities of the Company, other than as described in the Prospectus.

                          (xii)  Based on and subject to our analysis of
representations made to us by the Company regarding its historical development, the activities of its employees, its assets and investment activities, its sources of revenues and its public statements regarding its business and all such other matters as we have deemed relevant for purposes of rendering this opinion, we are of the opinion that the Company is not subject to registration as an "investment company" under the Investment Company Act of 1940.

                          (xiii)  The statements under the captions "Risk
Factors--Shares Eligible for Future Sale," "Business--Sales and Marketing," "Business--Facilities," and "Description of Capital Stock" in the Prospectus, insofar as such statements constitute a summary of documents referred to therein or of matters of law, are reasonable summaries that fairly and correctly present, in all material respects, the information required to be disclosed in the Prospectus with respect to such documents and matters.

                 Counsel rendering the foregoing opinion shall also include a statement to the effect that although they have not independently verified the accuracy, completeness or fairness of the statements of fact contained in the Registration Statement or the Prospectus, based upon their participation in the preparation of the Registration Statement and the Prospectus and their review and discussion of the contents thereof and their examination of the documents referred to therein, nothing has come to the attention of such counsel during the course of their representation of the Company that leads them to believe that the Registration Statement (except as to the financial statements and schedules and other financial data contained therein, as to which such counsel need not express any opinion or belief) as of the date it became effective and as of such Closing Date contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus as amended or supplemented (except as to the financial statements and schedules and other financial data contained therein, as to which such counsel need not express any opinion or belief) as of its date and as of such Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.
                 In rendering such opinion such counsel may rely (a) as to matters of law other than the general corporation law of the State of Delaware, federal law and the laws of Illinois and Michigan, upon the opinion or opinions of local counsel reasonably satisfactory to the Representatives provided that the extent of such reliance is specified in such opinion and that such counsel shall state that such opinion or opinions of local counsel are satisfactory to them and that they believe they are justified in relying thereon, (b) as to matters of fact, to the extent such counsel deems reasonable, upon certificates of officers of the Company provided that the extent of such reliance is specified in such opinion. Copies of any opinion or certificate relied upon shall be delivered to you as Representatives of the Underwriters and (c) as to the opinion in clause (ii) above with respect to the due authorization, valid issuance, payment for and nonassessability of shares of the capital stock of the Company issued prior to August 9, 1994, on the opinion of Smith, Stratton, Wise, Heher & Brennan dated August 9, 1994, provided such firm states in a currently dated letter that it consents to such reliance.

                 (e) On each Closing Date, there shall have been furnished to you, as Representatives of the several Underwriters, the opinion of Lowenstein Sandler, counsel for Dialogic Corporation and Dialogic Investment Corporation, and the opinion of Dickinson, Wright, Moon, Van Dusen & Freeman, acting as counsel for the other Selling Stockholders for the limited purpose of providing the opinion provided herein, dated such Closing Date and addressed to you, to the effect that:

                          (i)  Each Selling Stockholder with respect to which
such opinion is rendered is the sole record and (in the case of the opinion by counsel to Dialogic Investment Corporation) to such counsel's knowledge the sole beneficial owner of the Shares and Options to be sold by such Selling Stockholder; upon delivery of the certificates representing the Shares and instruments representing the Options to be sold by such Selling Stockholder pursuant to this Agreement along with the instruments of assignment attached thereto, against payment therefor by the Underwriters, good and marketable title to such Shares and valid title or ownership of such Options will pass to the Underwriters and the Underwriters will acquire all the rights of such Selling Stockholder in the Shares and Options (assuming the Underwriters purchased the Shares and Options in good faith and without knowledge of an adverse claim), free and clear of any security interests, claims, liens, restrictions on transferability, legends, proxies, equities or other encumbrances or adverse claims of which such counsel has knowledge. The certificates or instruments representing the Shares to be sold by the Selling Stockholders hereunder as delivered to the Underwriters are in due and proper form.

                          (ii)  Based on such assumptions and qualifications as
are reasonably satisfactory to the Representatives, each Selling Stockholder with respect to which such opinion is rendered has the power and authority to enter into the Custody Agreement, the Power of Attorney and this Agreement and to perform and discharge such Selling Stockholder's obligations thereunder and hereunder; and this Agreement, the Custody Agreement and the Powers of Attorney have been duly and validly authorized, executed and delivered by (or by the Attorneys-in-Fact, or any of them, on behalf of) such Selling Stockholder and are valid and binding agreements of such Selling Stockholder, enforceable against such Selling Stockholder in accordance with their respective terms (except as rights to indemnification and contribution hereunder or thereunder may be limited by federal or state securities laws or otherwise and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and subject to general principles of equity, whether considered in a proceeding at law or in equity).

                          (iii)  In the case of each Selling Stockholder with
respect to which such opinion is rendered, the execution and delivery of this Agreement, the Custody Agreement and the Power of Attorney and the performance of the terms hereof and thereof and the consummation of the transactions herein and therein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, rule or regulation or any agreement or instrument known to such counsel to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of its property is subject, or any order or decree known to such counsel of any court or government agency or body having jurisdiction over such Selling Stockholder or any of its respective properties; and no consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required under any statute or regulation of general application or, to such counsel's best knowledge, specific application to such Selling Stockholder for the execution, delivery and performance of this Agreement, the Custody Agreement and the Power of Attorney or for the consummation of the transactions contemplated hereby and thereby, including the sale of the Shares and

Options being sold by such Selling Stockholder, except such as may be required under the Act (provided, that no opinion need be expressed in this paragraph with respect to any Blue Sky Laws or the by-laws or rules of the NASD applicable to the corporate financing arrangements of the transactions described herein).

                          (iv) In the case of the opinion by counsel to
Dialogic Corporation and Dialogic Investment Corporation, each of such entities is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation.

                 In rendering such opinion such counsel may rely, (i) as to matters of law other than the general corporate law of the State of Delaware, federal law and (in the case of the opinion by Dickinson, Wright, Moon, Van Dusen & Freeman) the laws of Illinois and Michigan and (in the case of the opinion by Lowenstein Sandler, Kohl, Fisher & Boylan) the laws of the State of New Jersey, upon the opinion or opinions of local counsel reasonably satisfactory to the Representatives provided that the extent of such reliance is specified in such opinion and that such counsel shall state that such opinion or opinions of local counsel are satisfactory to them and that they believe they are justified in relying thereon and (ii) as to matters of fact, to the extent such counsel deems reasonable, upon certificates of the Selling Stockholders and representations and warranties of the Selling Stockholders contained herein and in the Power of Attorney, without independent verification, provided that the extent of such reliance is specified in such opinion. Copies of any opinion or certificate relied upon shall be delivered to you, as Representatives of the Underwriters. In rendering such opinion with respect to the Selling Stockholders such counsel may assume that the laws of any state are similar to the laws of Illinois, Michigan or New Jersey.

                 (f) On each Closing Date, there shall have been furnished to you, as Representatives of the several Underwriters, such opinion or opinions from Goodwin, Procter & Hoar, counsel for the several Underwriters, dated such Closing Date and addressed to you, with respect to such matters as you reasonably may request, and such counsel shall have received such papers and information as they request to enable them to pass upon such matters.

                 (g) On each Closing Date you, as Representatives of the several Underwriters, shall have received a letter of BDO Seidman, LLP, dated such Closing Date and addressed to you, confirming that they are independent public accountants within the meaning of the Act and are in compliance with the applicable requirements relating to the qualifications of accountants under Rule 2-01 of Regulation S-X of the Commission, and stating, as of the date of such letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five (5) days prior to the date of such letter), the conclusions and findings of said firm with respect to the financial information and other matters covered by its letter delivered to you concurrently with the execution of this Agreement, and the effect of the letter so to be delivered on such Closing Date shall be to confirm the conclusions and findings set forth in such prior letter. All such letters shall be in a form reasonably satisfactory to the Representatives and counsel thereto.

                 (h) On each Closing Date, there shall have been furnished to you, as Representatives of the Underwriters, a certificate, dated such Closing Date and addressed to you, signed by the Chairman of the Board or the President and by the chief financial officer of the Company, to the effect that (and you shall be satisfied that as of such date):

                          (i)  The representations and warranties of the
Company in this Agreement are true and correct as if made at and as of such Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date;

                          (ii)  The Registration Statement has become effective
and no stop order or other order suspending the effectiveness of the Registration Statement or any amendment thereof or the qualification of the Shares for offering or sale has been issued, and no proceeding for that purpose has been instituted or, to the best of their knowledge, is contemplated by the Commission or any state or regulatory body; and

                          (iii)  The signers of said certificate have carefully
examined the Registration Statement and the Prospectus, and any amendments thereof or supplements thereto, and (A) such documents contain all statements and information required to be included therein, the Registration Statement, or any amendment thereof, does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented, does not include any untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (B) since the effective date of the Registration Statement there has occurred no event required to be set forth in an amended or supplemented prospectus which has not been so set forth, (C) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, the Company has not incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, not in the ordinary course of business, or declared or paid any dividends or made any distribution of any kind with respect to its capital stock, and except as contemplated by the Prospectus, there has not been any change in the capital stock (other than a change in the number of outstanding shares of Common Stock due to the issuance of shares upon the exercise of options or warrants outstanding as of the date the Registration Statement was filed), or any material change in the short-term or long-term debt, or any issuance of (or amendment to or change in the terms of) options, warrants, convertible securities or other rights to purchase the capital stock, of the Company, or any material adverse change or any development involving a prospective material adverse change (whether or not arising in the ordinary course of business), in the general affairs, condition (financial or otherwise), business, key personnel, property, prospects, net worth or results of operations of the Company and its subsidiaries, taken as a whole, and (D) except as stated in the Registration Statement and the Prospectus, there is not pending, or, to the knowledge of the Company, threatened or contemplated, any action, suit or proceeding to which the Company is a party before or by any court or governmental agency, authority or body, or any arbitrator, which could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), business, prospects or results of operations of the Company.

                 (i) On each Closing Date, there shall have been furnished to you, as Representatives of the several Underwriters, a certificate or certificates, dated such Closing Date and addressed to you, signed by each of the Selling Stockholders or any of such Selling Stockholder's Attorneys-in-Fact to the effect that (and you shall be satisfied that) the representations and warranties of such Selling Stockholder contained in this Agreement are true and correct as if made at and as of such Closing Date, and that such Selling Stockholder has complied with all the agreements and satisfied all the conditions on such Selling Stockholder's part to be performed or satisfied at or prior to such Closing Date.

                 (j) The Company and the Selling Stockholders shall have furnished to you and counsel for the Underwriters such additional documents, certificates and evidence as you or they may have reasonably requested.

                 (k) The outstanding shares of Common Stock and the Shares shall be approved for listing, subject to notice of issuance of the Firm Shares, on the Nasdaq National Market of the National Association of Securities Dealers, Inc.

                 All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to you and counsel for the

Underwriters. The Company will furnish you with such conformed copies of such opinions, certificates, letters and other documents as you shall reasonably request.

                 If any of the conditions hereinabove provided for in this
Section 5 shall not have been fulfilled when and as required by this Agreement to be fulfilled, the obligations of the Underwriters hereunder may be terminated by the Representatives by notifying the Company and the Selling Stockholders of such termination in writing or by telegram at or prior to the Closing Date or the Option Closing Date, as the case may be.

                 In such event, the Selling Stockholders, the Company and the Underwriters shall not be under any obligation to each other (except to the extent provided in Sections 4(a)(viii), 4(b)(i) and 6 hereof).

         6.      Indemnification and Contribution.

                 (a) The Company and each Selling Stockholder, severally and not jointly, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any breach of any representation, warranty, covenant or agreement of the Company or such Selling Stockholder, as the case may be (it being understood that, with respect to a Selling Stockholder, this clause (a)(i) refers only to representations, warranties, covenants or agreements made herein by such Selling Stockholder), herein contained, (ii) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or (iii) the omission or alleged omission to state therein a material fact necessary to make the statements therein (or, in the case of the application of this clause (a)(ii) to the Company, required to be stated therein) not misleading, and will reimburse each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that:

                  (I) the Company and the Selling Stockholders will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Representatives specifically for use in the preparation thereof,

                 (II) in the case of a claim under clauses (a)(ii) or (a)(iii) above, (x) each Selling Stockholder (other than Dialogic Investment Corporation and any Selling Stockholder who is a director or officer of the Company) will only be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Preliminary Prospectus, the Prospectus, or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Stockholder specifically for use in the preparation thereof, and (y) Dialogic Investment Corporation and any Selling Stockholder of the Company who is a director or officer of the Company will only be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or omission made in the Registration Statement, the Preliminary Prospectus dated January 16, 1996 in the form last reviewed by such Selling Stockholder prior to its filing with the Commission, or the Prospectus in the form last reviewed by such Selling Stockholder prior to effectiveness of the Registration Statement (but with no liability for (A) a statement in the Prospectus that such Selling Stockholder requested in writing prior to effectiveness thereof be omitted or modified or (B) an omission that would have been avoided had a statement requested in writing prior to effectiveness thereof by such Selling Stockholder to be added in the Prospectus been so added) and with respect to which such Selling Stockholder had actual knowledge (as described in Section 2(b)(vi)) of the facts or circumstances associated with such untrue statement or omission, and

                 (III)  the indemnity obligation contained in this paragraph
         (a) with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased the Shares which are the subject thereof (or to the benefit of any person controlling such Underwriter) if at or prior to the written confirmation of the sale of such Shares a copy of the Prospectus (or the Prospectus as amended or supplemented) was not sent or delivered to such person and the untrue statement or omission of a material fact contained in such Preliminary Prospectus was corrected in the Prospectus (or the Prospectus as amended or supplemented) unless the failure is the result of noncompliance by the Company with Section 4(a)(v) hereof.

In addition to their other obligations under this Section 6(a), the Company and each Selling Stockholder severally and not jointly agree that, as an interim measure during the pendency of any such claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, described in this Section 6(a), they will reimburse the Underwriters on a monthly basis for all reasonable legal and other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Company's and the Selling Stockholders' obligation to reimburse the Underwriters for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction (provided that the Underwriters agree to reimburse any such payments to the extent a court of competent jurisdiction in a binding decision which is non-appealable or is not being appealed finds such payments to have been improper). Notwithstanding the foregoing, in the case of a claim under clauses
(a)(ii) or (a)(iii) above, the obligation of the Selling Stockholders pursuant to the immediately preceding sentence shall be limited to claims, actions, investigations, inquiries or other proceedings arising out of or based upon any statement or omission, or any alleged statement or omission, described in clause (II)(x) or (y) (as applicable) of the proviso to the first sentence of this Section 6(a). Any such interim reimbursement payments that are not made to the Underwriters within 30 days of a request for reimbursement shall bear interest at the prime rate (or reference rate or other commercial lending rate for borrowers of the highest credit standing) announced from time to time by Citibank, N.A. (the "Prime Rate") from the date of such request. In no event shall the liability of any Selling Stockholder for indemnification under this
Section 6(a) exceed the lesser of (i) that proportion of the total of such losses, claims, damages or liabilities indemnified against that is equal to the proportion of the total Shares and Options sold hereunder which is being sold by such Selling Stockholder, or (ii) the proceeds received by such Selling Stockholder from the Underwriters in the offering. This indemnity agreement will be in addition to any liability which the Company or the Selling Stockholders may otherwise have.

                 (b) Each Underwriter will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement, the Selling Stockholders, and each person, if any, who controls the Company or any of the Selling Stockholders within the meaning of the Act, against any losses, claims, damages or liabilities to which the Company or any such director, officer, Selling Stockholder or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, Selling Stockholder or controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that each Underwriter will be liable in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission has been made in the Registration Statement, any Preliminary Prospectus, the Prospectus or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Representatives specifically for use in the preparation thereof.

                 (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 6, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing. No indemnification provided for in Section 6(a) or (b) shall be available to any party who shall fail to give notice as provided in this Section 6(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was substantially prejudiced by the failure to give such notice, but the failure to give such notice shall not relieve the indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise than on account of the provisions of Section 6(a) or (b). In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the indemnifying party shall pay as incurred the fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party or that representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm for all such indemnified parties. Such firm shall be designated in writing by you in the case of parties indemnified pursuant to Section 6(a) and by the Company and the Selling Stockholders in the case of parties indemnified pursuant to Section 6(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment against the indemnified party for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

                 (d) If the indemnification provided for in this Section 6 is unavailable to or insufficient to hold harmless an indemnified party under
Section 6(a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof), then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to in Section 6(a) or (b) above in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under Section 6(c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholders on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                 The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this
Section 6(d) were determined by pro rata allocation (even if the Underwriters were treated as an entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 6(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 6(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6(d), (i) no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the shares purchased by such Underwriter, (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation, and (iii) no Selling Stockholder shall be required to contribute any amount in excess of the lesser of (A) that proportion of the total of such losses, claims, damages or liabilities indemnified or contributed against equal to the proportion of the total Shares and Options sold hereunder which is being sold by such Selling Stockholder, or (B) the proceeds received by such Selling Stockholder from the Underwriters in the offering. The Underwriters' obligations in this Section 6(d) to contribute are several in proportion to their respective underwriting obligations and not joint.

                 (e) To the extent permitted by law, in any proceeding relating to the Registration Statement, any Preliminary Prospectus, the Prospectus or any supplement or amendment thereto, each party against whom contribution may be sought under this Section 6 hereby consents to the jurisdiction of any court having jurisdiction over any other contributing party, agrees that process issuing from such court may be served upon him or it by any other contributing party and consents to the service of such process and agrees that any other contributing party may join him or it as an additional defendant in any such proceeding in which such other contributing party is a party.

                 (f) The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof, including without limitation the provisions of this Section 6, and are fully informed regarding such provisions. They further acknowledge that the provisions of this Section 6 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement, any Preliminary Prospectus, the Prospectus and any Supplement or amendment thereto, as required by the Act. The parties have been advised that federal or state public policy, as interpreted by the courts in certain jurisdictions, may be contrary to certain of the provisions of this Section 6, and the parties hereto hereby expressly waive and relinquish any right or ability to assert such public policy as a defense to a claim under this Section 6 and further agree not to attempt to assert any such defense.

                 (g) No provision in this Section 6 is intended to limit the effect of any contractual obligation by the Company to indemnify any Selling Stockholder.

         7. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties, and agreements of the Company and each Selling Stockholder herein or in certificates delivered pursuant hereto, and the agreements of the several Underwriters, the Company and such Selling Stockholder contained in Section 6 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person thereof, or the Company or any of its officers, directors, or controlling persons, or such Selling Stockholder or any controlling person thereof, and shall survive delivery of, and payment for, the Shares to and by the Underwriters hereunder.

         8.      Substitution of Underwriters.

                 (a) If on the First Closing Date or the Second Closing Date, as the case may be, any Underwriter or Underwriters shall fail to take up and pay for the amount of the Shares and Options agreed by such Underwriter or Underwriters to be purchased hereunder upon tender of the Shares and Options in accordance with the terms hereof (otherwise than by reason of any default on the part of the Company or a Selling Stockholder), you, as Representatives of the Underwriters, shall use your best efforts to procure within 24 hours thereafter one or more of the other Underwriters, or any others, to purchase from the Company and the Selling Stockholders such amounts as may be agreed upon and upon the terms set forth herein, the Firm Shares and Options or Over-allotment Shares, as the case may be, which the defaulting Underwriter or Underwriters failed to purchase.

                 (b) If during such 24 hours you, as such Representatives, shall not have procured such other Underwriters, or any others, to purchase the Firm Shares and Options or the Over-allotment Shares, as the case may be, agreed to be purchased by the defaulting Underwriter or Underwriters, then (i) if the aggregate number of shares with respect to which such default shall occur does not exceed 10% of the Firm Shares and Options or 10% of the Over-allotment Shares, as the case may be, covered hereby, the other Underwriters shall be obligated, severally, in proportion to the respective numbers of Firm Shares and Options or Over-allotment Shares, as the case may be, which they are obligated to purchase hereunder, to purchase the Firm Shares and Options or Over-allotment Shares, as the case may be, which such defaulting Underwriter or Underwriters failed to purchase, or (ii) if the aggregate number of shares of Firm Shares and Options or of Over-allotment Shares, as the case may be, with respect to which such default shall occur exceeds 10% of the Firm Shares and Options or of Over-allotment Shares, as the case may be, covered hereby, the Company and the Selling Stockholders or you as the Representatives of the Underwriters will have the right, by written notice given within the next 24-hour period to the parties to this Agreement, to terminate this Agreement. In the event of any such termination neither the Company nor the Selling Stockholder shall be under any liability to any Underwriter (except to the extent provided in Section 4(a)(viii), Section 4(b)(i) and Section 6 hereof) nor shall any Underwriter (other than an Underwriter who shall have failed, otherwise than for some reason permitted under this Agreement, to purchase the amount of Firm Shares, Options or Over-allotment Shares, as the case may be, agreed by such Underwriter to be purchased hereunder, which Underwriter shall remain liable to the Company, and the Selling Stockholders and the other Underwriters for damages, if any, resulting from such default) be under any liability to the Company or the Selling Stockholders (except to the extent provided in Section 6 hereof).

                 If the Firm Shares and Options or if the Over-allotment Shares, as the case may be, to which a default relates are to be purchased by the non-defaulting Underwriters or by any other party or parties, the Representatives or the Company shall have the right to postpone the First Closing Date or the Second Closing Date, as the case may be, for not more than seven (7) business days in order that the necessary changes in the Registration Statement, Prospectus and any other documents, as well as any other arrangements, may be effected. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this Section 8.

         9.      Effective Date of this Agreement and Termination.

                 (a) This Agreement shall become effective at 10:00 a.m., New York time, on the first full business day following the effective date of the Registration Statement, or at such earlier time after the effective time of the Registration Statement as you in your discretion shall first release the Shares for sale to the public; provided, that if the Registration Statement is effective at the time this Agreement is executed, this Agreement shall become effective at such time as you in your discretion shall first release the Shares for sale to the public. For the purpose of this Section, the Shares shall be deemed to have been released for sale to the public upon release by you of the publication of a newspaper advertisement relating thereto or upon release by you of telexes offering the Shares for sale to securities dealers, whichever shall first occur. By giving notice as hereinafter specified before the time this Agreement becomes effective, you, as Representatives of the several Underwriters, or the Company may prevent this Agreement from becoming effective without liability of any party to any other party, except that the provisions of Section 4(a)(viii), Section 4(b)(i) and Section 6 hereof shall at all times be effective.

                 (b) You, as Representatives of the several Underwriters, shall have the right to terminate this Agreement by giving notice as hereinafter specified at any time at or prior to the First Closing Date, and the option referred to in Section 3(b), if exercised, may be canceled at any time prior to the Second Closing Date, if (i) the Company or any Selling Stockholder shall have failed, refused or been unable, at or prior to such Closing Date, to perform any agreement on its part to be performed hereunder,
(ii) any other condition of the Underwriters' obligations hereunder is not fulfilled, (iii) since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall have occurred any material adverse change or any development likely to involve a prospective material adverse change in or affecting the condition, financial or otherwise, of the Company, or the earnings, business affairs, management, or business prospects of the Company, in each case whether or not arising in the ordinary course of business, (iv) any federal or state statute, regulation, rule or order of any court or other governmental authority shall have been enacted, published, decreed or otherwise promulgated which in your reasonable opinion materially and adversely affects or will materially and adversely affect the business or operations of the Company, (v) trading on the New York Stock Exchange, the American Stock Exchange, or the Nasdaq National Market shall have been wholly suspended, (vi) minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market, by such Exchange or Market or by order of the Commission or any other governmental authority having jurisdiction, (vii) a banking moratorium shall have been declared by federal or New York or Texas authorities, or (viii) there has occurred any material adverse change in the financial markets in the United States or an outbreak of major hostilities (or an escalation thereof) in which the United States is involved, a declaration of war by Congress, any other substantial national or international calamity or any other event or occurrence of a similar character shall have occurred since the execution of this Agreement that, in your reasonable judgment, makes it impractical or inadvisable to proceed with the completion of the sale of and payment for the Shares. Any such termination shall be without liability of any party to any other party except that the provisions of Section 4(a)(viii),
Section 4(b)(i) and Section 6 hereof shall at all times be effective.

                 (c) If you elect to prevent this Agreement from becoming effective or to terminate this Agreement as provided in this Section, the Company and an Attorney-in-Fact, on behalf of the Selling Stockholders, shall be notified promptly by you by telephone, telecopy or telegram, confirmed by letter. If the Company elects to prevent this Agreement from becoming effective, you and an Attorney-in-Fact, on behalf of the Selling Stockholders, shall be notified by the Company by telephone, telecopy or telegram, confirmed by letter.

         10. Default by the Selling Stockholders or the Company. If a Selling Stockholder shall fail at the First Closing Date or Second Closing Date, as the case may be, to sell and deliver the number of Shares and Options which such Selling Stockholders is obligated to sell hereunder, then the Underwriters may at your option, by written notice from you to the Company, either (a) terminate this Agreement without any liability on the part of any non-defaulting party or (b) elect to purchase the Shares which the Company has agreed to sell hereunder and (b) the Shares and Options which the non-defaulting Selling Stockholders have agreed to sell hereunder.

                 In the event of a default by a Selling Stockholder as referred to in this Section, either you or the Company shall have the right to postpone the First Closing Date or Second Closing Date, as the case may be, for a period not exceeding seven (7) days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements.

                 If the Company shall fail at the First Closing Date to sell and deliver the number of Shares which it is obligated to sell hereunder, then this Agreement shall terminate without any liability on the part of any non-defaulting party. If the Company shall fail at the Second Closing Date to sell and deliver the number of Over-allotment Shares which the Company is obligated to sell and deliver at the Second Closing Date, then the Underwriters may at your option, by written notice from you to the Company, either (a) terminate this Agreement without any liability on the part of any non-defaulting party or
(b) elect to purchase the Over-allotment Shares which the Selling Stockholders have agreed to sell hereunder.

                 No action taken pursuant to this Section shall relieve the Company or the Selling Stockholders so defaulting from liability, if any, in respect of such default.

         11. Information Furnished by Underwriters. The statements set forth in the last paragraph of the cover page (to the extent related to the Underwriters) of any Preliminary Prospectus and the Prospectus; in the stabilization legend on page 2 of the Preliminary Prospectus and the Prospectus; and under the caption "Underwriting" in any Preliminary Prospectus and in the Prospectus constitute the only written information furnished by or on behalf of the Underwriters referred to in Section 2 and Section 6 hereof.

         12. Actions on behalf of Others. In all dealings hereunder, you as the Representatives of the several Underwriters shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by any of you on behalf of you as the Representatives; and in all dealings with the Selling Stockholders hereunder, you and the Company shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of such Selling Stockholders made or given by any or all of the Attorneys-in-Fact for such Selling Stockholders.

         13. Notices. Except as otherwise provided herein, all communications hereunder shall be in writing or by telecopy or telegraph and, if to the Underwriters, shall be mailed, telecopied or telegraphed or delivered to the Representatives c/o First Albany Corporation, 41 State Street, Albany, New York 12207, except that notices given to an Underwriter pursuant to Section 6 hereof shall be sent to such Underwriter at the address stated in the Underwriters' Questionnaire furnished by such Underwriter in connection with this offering; if to the Company, shall be mailed, telecopied or telegraphed or delivered to it at 14140 Midway Road, Dallas, Texas 75244, Attention: Peter J. Foster, President and Chief Executive Officer; if to the Selling Stockholders, at the address of the Attorneys-in-Fact as set forth in the Powers of Attorney, or in each case to such other address as the person to be notified may have requested in writing. All notices given by telegram shall be promptly confirmed by letter. Any party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose.

         14. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns and the controlling persons, officers and directors referred to in Section 6. Nothing in this Agreement is intended or shall be construed to give to any other person, firm or corporation any legal or equitable remedy or claim under or in respect of this Agreement or any provision herein contained. The term "successors and assigns" as herein used shall not include any purchaser, as such purchaser, of any of the Shares from any of the several Underwriters.

         15. Governing Law. This Agreement shall be governed and construed in accordance with the substantive laws of the State of New York (without regard to its choice of law rules).

                 Please sign and return to the Company the enclosed duplicates of this letter whereupon this letter will become a binding agreement between the Company, the Selling Stockholders and the several Underwriters in accordance with its terms.


                                       Very truly yours,

                                       VOICE CONTROL SYSTEMS, INC.


                                       By:______________________________________
                                          Name:  Peter J. Foster
                                          Title:   President and Chief Executive
                                                   Officer


                                       THE SELLING STOCKHOLDERS LISTED IN
                                       SCHEDULE I


                                       By:______________________________________
                                          Robert E. Neiman, as Attorney-in-Fact


Confirmed as of the date first above mentioned, on behalf of themselves and the other several
Underwriters named in Schedule II hereto.

FIRST ALBANY CORPORATION


By:____________________________
    Name:
    Title:


FIRST ANALYSIS SECURITIES CORPORATION


By:____________________________
    Name:
    Title:


                                    JOINDER

    Dialogic Corporation, which owns 100% of the capital stock of Dialogic Investment Corporation ("DIC") and which desires DIC to enter into and perform under this Agreement, agrees that (a) it shall cause DIC to perform its covenants hereunder, (b) it shall be liable, to the same extent as DIC, for any liability of DIC arising under this Agreement and (c) the representations made by DIC in Section 2(b)(iii) and (iv) (each with respect to Dialogic Corporation's entry into this joinder), (v), (vi), (vii), (viii), (ix) and (x) hereof shall be deemed, mutatis mutandi, to have also been made by Dialogic Corporation with respect to it and Dialogic Corporation shall be liable to the Underwriters in respect of any breaches hereof and thereof.

                                        By:  DIALOGIC CORPORATION


                                            By:_________________________________
                                               Name:
                                               Title:

                                   SCHEDULE I

                              Selling Stockholders

                                                                                Number of Option
                                              Number of Firm                  Shares Represented by
Name                                         Shares to be Sold                 Options to be Sold
----                                         -----------------              ------------------------
Dialogic Investment Corporation                     85,769                            914,231
John Lucas-Tooth                                    13,035                              -
Peter J. Foster                                       -                               104,119
Thomas B. Schalk                                    22,361                              -
Melanie Watson                                      12,500                              -
Brian Scott                                         43,750                              -
Kim Terry                                            8,452                              -
E. Ray Cotton                                        9,250                              -
Marvin Preston IV                                    5,000                              -
                                                   =======                          =========


         Total                                     200,117                          1,018,350
                                                   =======                          =========


                                  SCHEDULE II

                                  Underwriters



                                                                                Number of Option
                                                                           Shares to be Acquired Upon
                                                                              Exercise of  Options
Underwriter                         Number of Firm Shares(1)                     to be Purchased
-----------                         ---------------------                   -------------------------
First Albany Corporation
First Analysis Securities
  Corporation





            Total
                                      ------------                               ------------
                                         1,451,650                                  1,018,350
                                      ============                               ============


____________________

(1) The Underwriters may purchase up to an additional 370,500 Over-allotment Shares, to the extent the option described in Section 3 of the Agreement is exercised, in the proportions and in the manner described in the Agreement.

                                  SCHEDULE III

                             Foreign Qualification

                                     [List]